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                                                                      EXHIBIT 24

                             THE DEXTER CORPORATION
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that THE DEXTER CORPORATION, a Connecticut corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Corporation may determine to be appropriate with respect to shares of Common Stock, having a par value of $1.00 per share, of the Corporation to be issued pursuant to The Dexter Corporation 1996 Non-Employee Directors' Stock Plan, and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint Bruce H. Beatt and Mary Anne B. Tillona and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission such registration statement(s) aforesaid under the Act, including any amendment or amendments or any post-effective amendment or amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto signed this Power of Attorney as of the date(s) indicated.

     SIGNATURE                       TITLE                         DATE
     ---------                       -----                         ----

K. Grahame Walker          Chairman, President,                April 25, 1996
- ----------------------     Chief Executive Officer
   K. Grahame Walker       and Director (principal
                           executive officer)


Kathleen Burdett           Vice President and                  April 25, 1996
- ----------------------     Chief Financial Officer
   Kathleen Burdett        (principal financial officer)


George Collin              Controller                          April 25, 1996
- ----------------------     (principal accounting
   George Collin           officer)



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     SIGNATURE                TITLE                              DATE
     ---------                -----                              ----

Charles H. Curl               Director                      April 25, 1996
- ----------------------
    Charles H. Curl

Henrietta Holsman Fore        Director                      April 25, 1996
- ----------------------
 Henrietta Holsman Fore

Bernard M. Fox                Director                      April 25, 1996
- ----------------------
    Bernard M. Fox

Robert M. Furek               Director                      April 25, 1996
- ----------------------
    Robert M. Furek

                              Director                      April 25, 1996
- ----------------------
    Edgar G. Hotard

Martha Clark Goss             Director                      April 25, 1996
- ----------------------
    Martha Clark Goss

Peter G. Kelly                Director                      April 25, 1996
- ----------------------
    Peter G. Kelly

Jean-Francois Saglio          Director                      April 25, 1996
- ----------------------
 Jean-Francois Saglio

Glen L. Urban                 Director                      April 25, 1996
- ----------------------
     Glen L. Urban

George M. Whitesides          Director                      April 25, 1996
- ----------------------
 George M. Whitesides